John Hancock Funds II

Supplement dated February 28, 2013

to the Prospectus dated January 1, 2013

Smaller Company Growth Fund

Jason N. Behre no longer serves as a portfolio manager to Smaller Company Growth Fund. Mark D. Garfinkel will continue to manage the Fund, along with Patrick W. Kirksey and Brian M. Crawford. The following information replaces the portfolio manager information in the Fund profile section of the Prospectus under the heading “Management”:

Subadviser	Portfolio Managers

Perimeter Capital Management LLC	Mark D. Garfinkel, CFA. Portfolio Manager; managed fund since 2008.
Patrick W. Kirksey, CFA. Portfolio Manager; managed fund since 2012.
Brian M. Crawford, CFA. Portfolio Manager; managed fund since 2012.

The following information replaces the portfolio manager information for Smaller Company Growth Fund in the “Subadvisory Arrangements and Management Biographies” section of the Prospectus under the heading “Fund Details” for Perimeter Capital Management LLC:

Smaller Company Growth Fund.	Mark D. Garfinkel, CFA.
Patrick W. Kirksey, CFA.
Brian M. Crawford, CFA.

• Mark D. Garfinkel, CFA. Mr. Garfinkel is the lead portfolio manager and is a founding partner of Perimeter. Prior to the formation of Perimeter in 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management’s small cap growth discipline.

• Patrick W. Kirksey, CFA. Mr. Kirksey is a portfolio manager and is a founding partner of Perimeter. Prior to the formation of Perimeter, Mr. Kirksey worked at Trusco Capital Management as a research analyst focusing on the Energy, Technology and Consumer Staples sectors for the firm’s large cap core growth discipline.

• Brian M. Crawford, CFA. Mr. Crawford is a portfolio manager and partner at Perimeter. Prior to joining Perimeter in 2008, Mr. Crawford gained investment experience ranging from small cap growth company research for William Blair & Company to private equity due diligence while a partner at Adams Street Partners. Mr. Crawford began his investment career in 1992 with the Private Placement Group of Prudential Insurance as a member of the PACE Program.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.